                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350, AS ADOPTED TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b)  of  section  1350,  chapter  63 of  Title  18,  United  States  Code),  the undersigned  officer of Digital Power  Corporation (the "Company"),  does hereby certify with respect to the annual report of the Company on Form 10-QSB as filed with the Securities and Exchange Commission that, to the best of her knowledge:

     (1) the annual report fully complies with the requirements of section 13(a)
     or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information  contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the
     Company.

                                    /s/ Daniela C. Calvitti
                                     ------------------------------
                                    Daniela C. Calvitti,
                                    Chief Financial Officer
                                    (Principal Accounting and Financial Officer)